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                                                                    EXHIBIT 99.2

                                 WorldCom, Inc.
                            500 Clinton Center Drive
                           Clinton, Mississippi 39056

                              NOTICE OF CONVERSION
                              TO HOLDERS OF RECORD
                                       OF
                     WORLDCOM, INC.--MCI GROUP COMMON STOCK

                                                            Clinton, Mississippi
                                                                    May 22, 2002

         NOTICE IS HEREBY GIVEN that, pursuant to Section 4(C)(i) of the Second Amended and Restated Articles of Incorporation of WorldCom, Inc. (the "Corporation"), as amended (the "Articles"), each outstanding share of the series of common stock of the Corporation designated as "WorldCom, Inc.--MCI Group Common Stock" ("MCI Stock") shall, as of July 12, 2002 (the "Conversion Date"), be converted into 1.3594 fully paid and nonassessable shares of the series of common stock of the Corporation designated as "WorldCom, Inc.--WorldCom Group Common Stock" ("WorldCom Stock"). Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Articles.

         The Corporation hereby also notifies you that:

         (1) The number of shares of WorldCom Stock that will be received with respect to each share of MCI Stock is calculated as follows: 110% of the ratio, rounded to the nearest 1/10,000 (.0001), of the average Market Value of one share of MCI Stock over the period of 20 consecutive Trading Days ending on May 15, 2002 ($3.4723 per share) to the average Market Value of one share of WorldCom Stock during such 20-Trading Day period ($2.8098 per share). Attached as Exhibit A is detailed information as to the Market Values of each series of common stock of the Corporation over such 20-Trading Day period.

         (2) From and after the Conversion Date, certificates for shares of MCI Stock, properly endorsed or assigned for transfer, are to be surrendered for delivery of certificates for shares of WorldCom Stock as follows:

                  BY MAIL                            BY HAND                          BY OVERNIGHT DELIVERY
                  The Bank of New York               The Bank of New York             The Bank of New York
                  Tender & Exchange Department       Tender & Exchange Department     Tender & Exchange Department
                  P.O. Box 11248                     3rd Floor                        5th Floor
                  Church Street Station              One Wall Street                  385 Rifle Camp Road
                  NY, NY 10286-1248                  New York, NY  10286              West Paterson, NJ 07424

                  The Bank of New York will deliver instructions as to the procedures for any such delivery promptly after the Conversion Date. DO NOT SEND YOUR CERTIFICATE(S) FOR CONVERSION UNTIL YOU RECEIVE INSTRUCTIONS FROM THE BANK OF NEW YORK.

         (3) As of the date hereof, there are 118,325,069 shares of MCI Stock outstanding. In addition, an aggregate of 871,925 shares of MCI Stock are issuable upon conversion of outstanding Series D Junior Convertible preferred stock, Series E Junior Convertible

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                                                                               2

                  preferred stock and Series F Junior Convertible preferred stock and 6,304 shares of MCI Stock and 157,615 shares of WorldCom Stock are issuable upon exercise of 157,615 warrants with an exercise price of $44.41 per warrant, 8,000 shares of MCI Stock and 200,000 shares of WorldCom Stock are issuable upon exercise of 200,000 warrants with an exercise price of $20.75 per warrant, 52,300 shares of MCI Stock and 1,000,000 shares of WorldCom stock are issuable upon exercise of 1,000,000 warrants with an exercise price of $40.00 per warrant and 52,300 shares of MCI Stock and 1,000,000 shares of WorldCom Stock are issuable upon exercise of 1,000,000 warrants with an exercise price of $45.00 per warrant. Upon any conversion, exchange or exercise of any of the Series D Junior Convertible preferred stock, the Series E Junior Convertible preferred stock or the Series F Junior Convertible preferred stock, the Corporation will not receive any conversion price other than the delivery of such shares for cancellation.

         (4) Dividends on shares of MCI Stock shall cease to be paid as of the Conversion Date, provided that the holders of MCI Stock at the close of business on June 30, 2002 shall be paid the previously declared dividend of $0.60 per share payable on such shares on July 15, 2002, notwithstanding the conversion of such shares on July 12, 2002.

         The Corporation will as soon as practicable after the Conversion Date and receipt of your certificates representing MCI Stock deliver to you, or to your nominee or nominees, the certificates representing the number of whole shares of WorldCom Stock to which you will be entitled as aforesaid, together with any payment in respect of fractional shares, without interest.

         From and after the Conversion Date all your rights as a holder of shares of MCI Stock shall cease, except for the right, upon surrender of the certificates representing your shares of MCI Stock, to receive the certificates representing shares of WorldCom Stock, together with any payment in respect of fractional shares, and the right of holders of record of shares of MCI Stock on June 30, 2002 to received the dividend payable on July 15, 2002, in each case without interest.

         From and after the Conversion Date, the Corporation shall be entitled to treat the certificates for MCI Stock that have not yet been surrendered for conversion as evidencing the ownership of the number of whole shares of WorldCom Stock for which the shares of MCI Stock represented by such certificates shall have been converted, notwithstanding the failure to surrender such certificates.

         From and after the Conversion Date, the holders of shares of WorldCom Stock shall be entitled to all the voting powers, preferences, designations, rights, qualifications, limitations and restrictions of common stock of the Corporation, and the Corporation will not attribute any of the businesses, assets, properties or liabilities of the Corporation or any of its subsidiaries to the WorldCom Group or the MCI Group, or make any determination required in connection therewith.

                                           By Order of the Board of Directors

                                           Scott D. Sullivan
                                           SECRETARY



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                                                                               3


                                                                      EXHIBIT A



                                WorldCom Stock                         MCI Stock
                     --------------------------------------  ------------------------------------
       Date              High        Low      Average          High        Low      Average
-------------------  --------------------------------------  ------------------------------------
         4/18/2002    $ 6.6000    $ 6.2000    $ 6.4000      $ 5.6500    $ 5.2000   $ 5.4250
         4/19/2002    $ 6.3400    $ 5.7000    $ 6.0200      $ 5.2900    $ 4.9400   $ 5.1150
         4/22/2002    $ 4.4200    $ 3.8900    $ 4.1550      $ 4.5200    $ 3.9700   $ 4.2450
         4/23/2002    $ 4.0900    $ 3.2200    $ 3.6550      $ 4.1100    $ 3.8100   $ 3.9600
         4/24/2002    $ 3.6000    $ 3.2351    $ 3.4176      $ 4.2600    $ 3.8500   $ 4.0550
         4/25/2002    $ 3.8300    $ 3.4100    $ 3.6200      $ 5.0200    $ 4.2000   $ 4.6100
         4/26/2002    $ 3.7000    $ 3.2100    $ 3.4550      $ 4.8000    $ 4.1500   $ 4.4750
         4/29/2002    $ 3.3000    $ 2.2000    $ 2.7500      $ 4.3500    $ 3.0100   $ 3.6800
         4/30/2002    $ 2.7220    $ 2.0500    $ 2.3860      $ 3.8200    $ 3.0700   $ 3.4450
          5/1/2002    $ 2.4000    $ 2.1400    $ 2.2700      $ 3.6400    $ 3.0500   $ 3.3450
          5/2/2002    $ 2.5000    $ 1.9900    $ 2.2450      $ 3.4400    $ 3.0900   $ 3.2650
          5/3/2002    $ 2.1000    $ 1.6600    $ 1.8800      $ 3.2000    $ 2.4800   $ 2.8400
          5/6/2002    $ 1.9540    $ 1.7100    $ 1.8320      $ 2.9000    $ 2.5900   $ 2.7450
          5/7/2002    $ 2.3000    $ 1.7800    $ 2.0400      $ 3.3200    $ 2.5200   $ 2.9200
          5/8/2002    $ 2.5300    $ 2.0300    $ 2.2800      $ 3.4200    $ 3.0500   $ 3.2350
          5/9/2002    $ 2.3000    $ 1.8163    $ 2.0582      $ 3.5200    $ 3.0000   $ 3.2600
         5/10/2002    $ 1.9220    $ 1.5700    $ 1.7460      $ 2.9000    $ 2.3000   $ 2.6000
         5/13/2002    $ 1.6010    $ 1.3800    $ 1.4905      $ 2.3700    $ 2.0200   $ 2.1950
         5/14/2002    $ 1.3900    $ 1.0800    $ 1.2350      $ 2.1100    $ 1.7000   $ 1.9050
         5/15/2002    $ 1.3900    $ 1.1300    $ 1.2600      $ 2.3400    $ 1.9100   $ 2.1250


20-Trading Day Average                        $ 2.8098                             $ 3.4723
                                             ============                         =============


Conversion factor:
110% * $3.4723/$2.8098                          1.3594
                                             ============